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Exhibit 10.2
                               DOMAIN PEOPLE, INC.

                            PARTNER-BRANDED AGREEMENT

This Agreement, dated March 5, 2001, ("Effective Date") is made and entered into by and between DomainPeople, Inc. ("DomainPeople"), a Delaware corporation with a principal place of business at Suite 1440, 555 West Hastings Street, Vancouver, BC, Canada V6B 4N6 and

MEDIATELEVISION.TV, INC.
--------------------------------------------------------------------------------
Herein referred to as ("Partner"), with a principal place of business at

233 Abbott Street, Suite 802, Vancouver, BC  V6B 2K7
--------------------------------------------------------------------------------

RECITALS

I. DomainPeople is an Internet Corporation of Assigned Names and Numbers ("ICANN") accredited registrar of global Top Level Domains ("gTLDs"), consisting of .com, .net and .org ("Domain").

II. DomainPeople submits Domain registrations to Registry Administrator ("Registry"), currently being Network Solutions Inc.

III. DomainPeople and Partner desire to enter into this Agreement under which Partner will refer endusers ("Registrants") directly to DomainPeople for the purpose of registration of domain names ("Domain(s)").

IV. A DomainPeople/Partner co-branded account ("Registrant Account") will be created whereby the Registrant will provide payment for Domain registration, directly to DomainPeople.

THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged by DomainPeople and by Partner, each Party AGREES AS FOLLOWS:

1.       Term

The term of this Agreement shall commence upon the Effective Date. The term of this Agreement will be one (1) year (the "Term") from the Effective Date and is automatically renewable for equal periods unless terminated by either Party.

2.       Obligations of DomainPeople

DomainPeople will maintain its delegation from relevant authorities to manage Domain(s). DomainPeople will accept and process registrations procured by Partner. DomainPeople will provide technical and administrative support services and any services listed in Exhibit A of this Agreement to Registrant(s).

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DomainPeople will provide an online method to Registrant to manage, modify or renew Registrant's Domains. DomainPeople shall confirm each registration by email letter to Registrant, a sample of which is attached hereto as Exhibit B, and send Partner a brief confirmation email. All of the foregoing within Section 1 and Exhibit A constitute DomainPeople's services ("DomainPeople's Services").

DomainPeople will provide a Partner-branded order form (the "Partner-branded Order Form") located on the DomainPeople web site. The Partner-branded Order Form will have a predominant Partner appearance.

DomainPeople and Partner will jointly develop a Partner-branded URL (the "Partner-branded URL") that enables the Registrant to enter its requested Domain registration and payment information.

DomainPeople will develop and provide a retail price authorization form ("Price Authorization Form") that will enable the Partner, subject to Section 3, to establish and to change the amount of the retail registration price per Domain ("Retail Price") that a Registrant is charged for each Domain. Subject to technical procedures defined by DomainPeople, the Partner will be able to run multiple pricing, simultaneously.

3.       Obligation of Partner

Partner shall use reasonable efforts to procure customers for DomainPeople Services. Partner agrees and warrants to incorporate the Registration Agreement, found in Exhibit B, to the Partner Branded order form page, to make available to Registrant for review and agreement prior to DomainPeople accepting Registrant's application to register Domain(s). Partner acknowledges that it is necessary and appropriate for DomainPeople to maintain standards for DomainPeople Services. As a condition to maintaining its status as Partner, Partner shall comply with all provisions of this Agreement, including standard that DomainPeople may otherwise establish, as dictated by ICANN or the maintainer of the shared registry system (currently Network Solutions, Inc.), and provide to Partner. Partner agrees to provide DomainPeople contact information in connection to Partner's activities for DomainPeople Services and to any party who makes specific inquiries with respect thereto. Partner covenants that in dealing with Registrants and others, Partner and its employees will represent themselves as being independent contractors and will not represent themselves as being agents of DomainPeople.

Partner will provide a link from its operational web site to the Partner-branded URL.

Partner and DomainPeople will jointly develop a Partner-branded URL that enables the Registrant to enter its requested Domain registration and payment information.

Partner agrees to complete a credit application as Provided by DomainPeople. Partner further agrees to allow DomainPeople to perform a credit check and Partner will cooperate in all regards to allow such.

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Partner agrees, for the Term of this Agreement, to maintain a minimum security deposit (the "Security Deposit") as indicated in Exhibit A. The Security Deposit must be paid, on or before the Effective Date, by wire transfer, credit card or certified check. Failure to maintain the Security Deposit may, at the sole discretion of DomainPeople, result in a suspension of the obligations of DomainPeople contained in this Agreement.

Partner agrees to register a minimum of twenty (20) Domain names (the "Registration Volume") throughout the Term of this Agreement.

DomainPeople will review the Partner account thirty (30) days prior to renewal of the Agreement (the "Renewal Date"). If Partner has not achieved the Registration Volume on or by the Review Date, an email notice will be sent to Partner as a reminder that twenty (20) domains be registered to automatically renew the Agreement. If after thirty (30) days the Registration Volume has not been registered DomainPeople may terminate the Agreement at its sole discretion.

If at the end of the Term of this Agreement Partner has not achieved the Registration Volume, DomainPeople shall retain from the Security Deposit an amount equal to the price of the Registration Volume less the price of the actual number of domain names registered.

4.       Payment of Services

DomainPeople will directly charge the Registrant the Retail Price stipulated by the Partner in the Price Authorization Form. However, Partner agrees that the Retail Price per Domain will not be less than the yearly registration fee ("Yearly Registration Fee") indicated in Exhibit A.

DomainPeople will directly charge the Registrant the Retail Price per Domain registration as indicated by the Partner in the Price Authorization Form.

DomainPeople will pay Partner the difference between the Retail Price charged to the Registrant, as indicated in the Price Authorization Form, and the Yearly Partner Registration Fee as indicated in Exhibit A (the "Payment").

DomainPeople will pay Partner the Payment on a monthly basis after the first thirty (30) days after Partner-branded Order Forms are submitted by registrant(s).

Partner acknowledges and agrees to pay for all chargebacks caused by a Registrant, referred by the Partner, and that payment of such chargebacks will be drawn from the Partner's monthly "Payment" (defined in Section 4 below) or Security Deposit. Partner will ensure that it takes all steps necessary to allow DomainPeople to take chargeback amount draws from the Security Deposit. The Partner will assume ownership of the domain name after DomainPeople has debited the Partner Security Deposit for the chargeback amount.

In the event that DomainPeople does not receive payment for the chargeback amount from the Partner then DomainPeople will assume ownership of the Domain from which the chargeback resulted. For purposes of this section, "chargeback" means when a customer challenges or denies a charge to his credit card, to the

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credit card company. The credit card company, in return, reverses the charge and reimburses the person, challenging the charge, by withdrawing funds from the merchant account of DomainPeople.

5.       Proprietary

Partner acknowledges and agrees that all Registrant administrative information and data provided in using DomainPeople Services is in the public domain and neither Partner, DomainPeople, Registry or any third party may claim ownership of such information and data.

The Partner-branded Order Form is the property of the Partner and DomainPeople.

The Partner-branded URL is the property of the Partner and DomainPeople.

6.       Indemnification

Partner shall indemnify, defend and hold harmless DomainPeople and Registry from and against any and all third party claims, liabilities, damages, costs and expenses, including attorney's fees, arising out of or relating to any action or inaction of Partner.

7.       Limitation of Liability

TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, PARTNER UNDERSTANDS, AGREES AND ACKNOWLEDGES THAT IN NO EVENT AND UNDER NO LEGAL THEORY, SHALL DOMAINPEOPLE BE LIABLE TO PARTNER OR ANY THIRD PARTY FOR, INCLUDING BUT NOT LIMITED TO, THE LOSS OF ANY DOMAIN NAME; ANY BUSINESS LOSS, REVENUE DECREASE, EXPENSE INCREASE, PROFIT LOSS; COSTS OF SUBSTITUTE PRODUCTS/SERVICES; OR ANY CONSEQUENTIAL, SPECIAL, INCIDENTAL, PUNITIVE OR INDIRECT DAMAGES OF ANY KIND ARISING FROM, INCLUDING BUT NOT LIMITED TO, THE USE, OR INABILITY TO USE, ANY OF DOMAINPEOPLE SERVICES; ANY MALFUNCTION OR INCOMPATIBILITY OF TECHNOLOGIES INCLUDED WITH DOMAINPEOPLE SERVICES; ANY TECHNOLOGIES ADDED, REMOVED OR ALTERED BY PARTNER OR THIRD PARTY, INCLUDING BUT NOT LIMITED TO, SCRIPTS AND/OR SOFTWARE USED IN ACTIVITIES ASSOCIATED WITH DOMAINPEOPLE SERVICES. ALL OF THE FOREGOING IS APPLICABLE REGARDLESS OF WHETHER DOMAINPEOPLE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. PARTNER'S SOLE AND EXCLUSIVE REMEDY IN THE EVENT OF ANY DISSATISFACTION WITH DOMAINPEOPLE SERVICES OR ANY ALLEDGED BREACH OF THIS AGREEMENT BY EITHE RPARTY SHALL BE TO TERMINATE THIS AGREEMENT. THIS LIMITATION OF LIABILITY AND RISKS IS REFLECTED IN THE PRICE OF DOMAINPEOPLE SERVICES.

PARTNER ACKNOWLEDGES THAT DOMAINPEOPLE MAKES AND HONEST EFFORT TO KEEP THE INFORMATION AVAILABLE ON DOMAINPEOPLE'S SYSTEMS ACCURATE. DOMAINPEOPLE CAN MAKE NO WARRANTY OF ANY KIND, EITHER EXPRESSED OR IMPLIED, REGARDING THE QUALITY, ACCURACY, RELIABILITY OR VALIDIATY FOR THE APPLICATION(S), DATA AND/OR

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INFORMATION, WHICH IS THE SUBJECT MATTER OF THIS AGREEMENT. DOMAINPEOPLE
SPECIFICALLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE USE OF THESE APPLICATION(S), DATA AND/OR INFORMATION OBTAINED FROM OR THROUGH DOMAINPEOPLE, OR ANY OTHER REFERRED THIRD PARTY, DIRECTLY OR INDIRECTLY, IS AT THE RISK OF PARTNER.

PARTNER ACKNOWLEDGES THAT THE INFORMATION AVAILABLE THROUGH THE INTERCONNECTING NETWORKS MAY NOT BE ACCURATE. DOMAINPEOPLE HAS NO ABILITY OR AUTHORITY OVER SUCH INFORMATION. DOMAINPEOPLE CAN MAKE NO WARRANTY OF ANY KIND, EITHER EXPRESSED OR IMPLIED, REGARDING THE QUALITY, ACCURACY, OR VALIDITY OF THE DATA AND/OR INFORMATION RESIDING ON OR PASSING THROUGH THESE NETWORKS. USE OF INFORMATION OBTAINED FROM OR THROUGH DOMAINPEOPLE SERVICES IS AT THE RISK OF PARTNER.

8.       Term and Termination

Either Party may terminate this Agreement in the event that either Party (a) fails to make when due any yearly registration payments or other payments required under this Agreement; (b) commits a material breach of any of its obligations which remains uncured after thirty (30) days from written notice to the other party of such breach concerning scope of use or the protection of the Partner Program, Documentation, intellectual property of DomainPeople, Inc., and Confidential Information or materially breaches any of its other obligations under any provision of this Agreement.

Upon termination of this Agreement, both Parties shall immediately cease representing themselves as independent contractors of each other and cease any and all sue of each other's intellectual property, including without limitation to, each other's trademarks and service marks. Notwithstanding the foregoing, the provisions in Sections 4 and 6-10 inclusive shall survive the termination of this Agreement.

Upon termination of this Agreement, DomainPeople shall hold the Partner's Security Deposit for ninety (90) days to cover any chargebacks which may occur following termination of the Agreement.

This Agreement may be terminated at DomainPeople's sole discretion if five percent (5%) of Domain registrations in any monthly period (the "Monthly Period") result in chargebacks.

This Agreement may be terminated at DomainPeople's sole discretion if five hundred (500) transactions for domain registrations in any monthly period result in chargebacks.

Monthly Period is defined as the first calendar month to 12:01 a.m. on the first of the following calendar month.

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9.       Assignment

This Agreement will be binding upon and will inure to the benefit of both Parties, and their respective successors and assigns. The Agreement is assignable with DomainPeople's prior written consent.

10.      Governing Law

This Agreement will be governed and construed in accordance with the laws of Canada and/or the Province of British Columbia (Canada), without reference to its conflicts of laws principles. Partner agrees that any litigation or arbitration between the Parties will take place in British Columbia (Canada), and consent to personal jurisdiction and venue to the Province of British Columbia. If any provision of this Agreement is found by a court of competent jurisdiction to be unenforceable for any reason, the remainder of this Agreement will continue in full force and effect.

11.      Renewal of Domains

DomainPeople will give the Partner the first right of refusal to contact the Registrant for a registration renewal. Eight (8) weeks before the Registrants renewal date, DomainPeople will email the Partner to contact the registrant about the upcoming renewal date. In the event that DomainPeople has not received a renewal request one (1) week in advance of the renewal date, DomainPeople has the right to contact the Registrant for a renewal notice with DomainPeople.

Registrants who renew with DomainPeople, via the Partner, will be charged a retail price determined by Partner.

A sample of the renewal notice to the Partners registrant(s) is attached hereto as Exhibit C.

12.      Reports

DomainPeople will generate reports to track total Domain registrations, prices charged, and Payments rewarded for each Monthly Period, as result of this Agreement, and provide such reports to Partner.

13.      Press Releases

Partner and DomainPeople will issue a mutually agreed upon press release. The press releases will occur on the DomainPeople or NetNation websites and will be issued to media organizations at DomainPeople's sole discretion. DomainPeople will write, issue and pay for the press releases.

14.       Miscellaneous

DomainPeople may freely communicate with Registrant, for the purposes of this Agreement.

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Any notices required or permitted hereunder will be given to the appropriate
Party at the address provided herein or at such other address as the party may specify in writing. Such notice will be deemed given upon personal, email or facsimile delivery to the appropriate address.

This Agreement, together with Exhibit A, constitutes the full and complete agreement of the Parties, relating to the subject matter hereof and supercedes all prior understandings, agreements, representations and warranties relating to such subject matter. Any waiver, modification, or amendment of any provision of this Agreement will be effective only if in writing and signed by both Parties herein. This Agreement is not a partnership agreement rather the term "Partner" is used to refer to the DomainPeople Partner-branded Program. DomainPeople and Partner are not partners. The parties are Independent Contractors of each other.

In witness whereof, the Parties have executed this Agreement as of the Effective Date, by the undersigned duly authorized officers.

DomainPeople, Inc.
Suite 1140, 555 West Hastings Street
Vancovuer, BC  Canada
V6B 4N6

For DomainPeople

Name:             Karim Jiwani
Title:            Sales Director
Signature:        /s/ Karim Jiwani
Date:             March 6, 2001

Partner Address and Notification Contact
Information:                                     For Partner:

Partner's Name: Mediatelevision.tv, Inc.         Name:      Penny O. Green
Address:        233 Abbott Street, Suite 802     Title:     CEO
                Vancouver, BC  V6B 2K7           Signature: /s/ Penny O. Green
Email Address:  penny@mediatelevision.tv         Date:      March 5, 2001
Telephone:      604.732.4804



DomainPeople Debit Account

FOR INTERNAL USE ONLY

Account ID
                  --------------------------------------------------------------

Required Initial Security Deposit (USD)              $250
                                            ------------------------------------

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                                    Exhibit A

Services Provided:

a) DomainPeople will process all Domain submissions in accordance with ICANN regulation.
b) Domain People will handle all 24/7 customer service, technical support and telephone inquiries for administration and registration management of Domain(s), registered through DomainPeople. DomainPeople will provide Partner with current support telephone number and email address.
c) Domain name submissions that are successfully registered are non-refundable.
d)       Domain name submissions will be processed in a timely fashion.
e)       All orders coming from Partner will have a unique identifier.
f) DomainPeople will provide Partner with reports to track Partner's account activity, and will develop online forms to modify Partner's administrative account information.
g) DomainPeople will process all Registrant modifications, transfers, renewals and cancellations of Domain(s).
h) DomainPeople will provide Partner with use of DomainPeople DNS servers for Registrants to register Domain(s)

Yearly Partner Registration Fee per Domain:

US Dollar Price Per Domain:  US $12     Registration term is between 1-10 years.

Security Deposit:
         a)   The Security Deposit will be US$250.00
         b) Partner agrees to pay the Security Deposit to DomainPeople via one of the following payment methods:

         Preauthorized Credit Card:

         Name on Card:
                      ----------------------------------------------------------
         Card Type:
                   -------------------------------------------------------------
         Card Number:
                     -----------------------------------------------------------
         Expiry Date (mm/yy):
                             ---------------------------------------------------
         Signature:
                   -------------------------------------------------------------

Wire Transfers to:                              Certified Check couriered to:

DomainPeople, Inc.                              DomainPeople, Inc.
For USD funds - Account #402-373-5              #1440 - 555 West Hastings Street
Transit #00010                                  Vancouver, BC Canada
The Royal Bank of Canada                        V6B 4N6
2nd Floor - 1025 West Georgia Street            Telephone: (604) 639-1680
Vancouver, BC  Canada
V6E 3N9

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                                    Exhibit B

Welcome and thank you for submitting your domain name registration through Partner. Your newly-requested domain name has now been registered by DomainPeople, Inc. an official ICANN accredited global top level domain registrar and will be included in the next zone file update.

The zone files, which make the Internet work, are updated twice daily, 7 days a week, beginning at 5:00 a.m. and 5:00 p.m. Eastern Time. Requests received and completed by these times will be included in the next zone file update. However, your modified record may not be visible from the registry's WHOIS database for 24-48 hours from the time of the zone file update depending on propagation time. in one half hour you may view your domain registration record by visiting the following URL: http://whois.domainpeople.com.

Your domain name has been registered using the following information that was submitted to us:

Registration Information:

Domain Name: dp-test.com

Registrant:
-----------
Organization:              Test Company Ltd.
Address:                   123 Main St.
Address:
City:                      Ferndale
State/Province:            WA
Postal/Zip code:           98227
Country:                   US

Administrative Contact:
-----------------------
Name:                      Sam Jones
Email:                     samj@domainpeople.com
Phone:                     555 555 5555
Fax:                       555 444 4444

Technical Contact:
------------------
Name:                      Sam Jones
Email:                     samj@domainpeople.com
Phone:                     555 555 5555
Fax:                       555 444 4444

Billing Contact:
----------------
Name:                      Sam Jones
Email:                     samj@domainpeople.com
Phone:                     555 555 5555
Fax:                       555 444 4444

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DNS Information
---------------
Primary name server:       ns1.domainpeople.com
Primary IP1:               204.174.223.72
Secondary name server:     ns2.domainpeople.com
Secondary IP1:             204.174.223.73

Please login to the DomainPeople Account Management interface at http://www.domainpeole.com/ in order to make any changes to your current registration information. You will require your domain name and the security password displayed below to access the management interface.

**IMPORTANT**
The DomainPeople Account Management interface will allow critical and sensitive registration information to be modified. This information includes the registrant for the domain name which is the entity that deems ownership of the domain name. Please ensure that you keep the password secure and limit access to trusted individuals only. Your registration information can only be modified through the secure login to the DomainPeople Account Management interface by entering the following information:
Domain name:      dp-test.com
Password:         password

Registration Renewal:
---------------------
DomainPeople, on behalf of THE PARTNER will notify the billing contact directly when renewal fees are due, and it shall be your (the registrant's) responsibility to ensure that such fees are paid. Payment must be made by credit card or such other method as we may indicate in the registration renewal form. Should these fees go unpaid by the time specified in the renewal notice, your (the registrant's) registration will be cancelled.

If you (the registrant) have any questions regarding your domain name registration contact support@domainpeople.com. A copy of the THE
PARTNER/DomainPeople, Inc. registration agreement that you have agreed to is located at the following URL.

URL to be created
-----------------

REGISTRATION AGREEMENT

This Registration Agreement ("Agreement") sets forth the terms and conditions of your use of THE PARTNER and DomainPeople, Inc.'s ("domainpeople.com") domain name registration services to register an Internet domain name, as well as your registration of that domain name.

To complete the registration process, you must acknowledge that you have read, understood, and agree to be bound by all terms and conditions of this Agreement, the accompanying dispute policy and any rules or policies that are or may be published by THE PARTNER and/or DomainPeople, Inc. from time to time. This Agreement will become effective when accepted by THE PARTNER and DomainPeople, Inc.

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THE PARTNER and DomainPeople, Inc. may elect to accept or reject your domain name registration application for any reason at its sole discretion, such rejection including, but not limited to, rejection due to a request for registration of a prohibited domain.

1.       Company Abstract
DomainPeople, Inc. is an accredited registrar with the Internet Corporation for Assigned Names and Numbers ("ICANN") for the .com, .net and .org TLDs. And has been granted full rights to provide Internet domain registration services for second-level domain names within the .com, .org and .net top-level domains. ICANN oversees the domain name system management for .com, .net, and .org TLDs.

As an ICANN accredited domain name registrar, DomainPeople, Inc. is, upon accepting your domain name registration application, your sponsor for that application. All domain name registrations we register for .com, .net and .org are not effective until we have delivered the required domain name registration information you provide us to the registry administrator for the .com, .net, and
 .org TLDs, as applicable, and the registry administrator for the .com, .net, and .org TLDs (currently Network Solutions, Inc.) puts into effect your domain name registration.

You agree and acknowledge that THE PARTNER and DomainPeople, Inc. are not liable or responsible in any way for any errors, omissions or any other actions by the registry administrator arising out of or related to your application and receipt of, or failure to receive, a domain name registration.

You further agree to indemnify, defend and hold harmless THE PARTNER, DomainPeople, Inc., the registry administrator and its directors, officers, employees, and agents from and against any and all claims, damages, liabilities, costs, and expenses (including reasonable legal fees and expenses) arising out of, or related to, your domain name registration.

2.       Fees
You or the reseller on your behalf will be responsible to pay for all fees associated with domain name services provided by DomainPeople, Inc. You will be notified by THE PARTNER when renewal fees are due or by DomainPeople if a renewal request has not been received 1 (one) week prior to domain expiration, and it shall be your responsibility to ensure that such fees are paid. Payment must be made by credit card or such other method as we may indicate in the registration renewal form. Should these fees go unpaid the by the time specified in the renewal notice, your registration will be cancelled. You agree that THE PARTNER and DomainPeople, Inc. shall have no liability whatsoever with respect to any such cancellation. All fees are non-refundable, in whole or in part, even if your domain name registration is suspended, cancelled or transferred prior to the end of your then current registration term. THE PARTNER and DomainPeople, Inc. reserve the right to change fees, surcharges, renewal fees or to institute new fees at any time, for any reason, at its sole discretion.

Your requested domain name will not be registered unless we receive actual payment of the registration fee, or reasonable assurance of payment of the registration fee from some other entity (such reasonable assurance as determined by THE PARTNER and DomainPeople, Inc. in its sole discretion).

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In the event of a charge back by a credit card company (or similar action by another payment provider allowed by us) in connection with the payments of the registration fee for your domain name registration, you agree and acknowledge that the domain name registration shall be transferred to DomainPeople, Inc. as the paying entity for that registration to the registry and that we reserve all rights regarding such domain name including, without limitation, the right to make the domain name available to other parties for purchase. We will reinstate your domain name registration solely at our discretion, and subject to our receipt of the initial registration or renewal fee and our then-current reinstatement fee, currently a fee of US$200 is set as the reinstatement fee.

3.       Dispute Policy
You agree to be bound by the current DomainPeople, Inc. Domain Name Dispute Policy ("Dispute Policy") which is incorporated into this Agreement by reference. The Dispute Policy can be found at http://www.domainpeople.com/disputepolicy.html. Any disputes regarding the right to use your domain name will be subject to the Dispute Policy. You agree to indemnify DomainPeople, Inc. against all claims, demands, and proceedings. DomainPeople, Inc. may modify the Dispute Policy in its sole discretion at any time with the permission of ICANN. Your continued registration of your domain name after modification to the Dispute Policy becomes effective constitutes your acceptance of those modifications. If you do not agree to such a modification, you may request that your domain name be deleted.

You agree that you will be subject to the provisions specified in the Dispute Policy in effect at the time your domain name is challenged by a third party. You also agree that in the event a domain name dispute arises with any third party, you will indemnify and hold THE PARTNER and DomainPeople, Inc. harmless pursuant to the terms and conditions contained in the Dispute Policy.

4. Transfer of Domain Name Ownership Prior to the effectiveness of any transfer of ownership of your domain name to another entity, you will pay DomainPeople, INC. the then-current amount for the transfer of ownership of a domain name. You further agree that as a condition of any such transfer of ownership of your domain name, the entity to which you seek to transfer your domain name (the "Transferee") shall agree in writing to be bound by all terms and conditions of this Agreement. Your domain name will not be transferred until we receive such written assurances, and actual payment of the transfer fee, or reasonable assurance of payment of the transfer fee from some other entity (such reasonable assurance as determined by DomainPeople, Inc. in its sole discretion). You acknowledge and agree that if you attempt to transfer your domain registration without paying DomainPeople, Inc. the then current amount set by DomainPeople, Inc. for the transfer of ownership of a domain name, or if the entity to which you seek to transfer your domain name fails to agree in writing to be bound by all terms and conditions of this Agreement, any such transfer will be null and void, and will result in your domain name registration being revoked without a refund of any charges you have incurred in attempting to register or transfer that domain name.

5.       Changes to Registration Agreement and Dispute Policy
You acknowledge that the domain name system and the practice of registering and administering domain names are evolving, and therefore you agree that

DomainPeople, Inc. may modify this Agreement and the Dispute Policy if necessary to comply with its ICANN agreement and any other agreements that DomainPeople, Inc. is currently bound by or will be bound by in the future, as well as to adjust to changing business circumstances. Your continued use of the domain name registered to you shall constitute your acceptance of this Agreement with the new modifications and the Dispute Policy with the new modifications. If you do not agree to any of such changes, you may request that your domain name registration be cancelled or transferred to a different domain name registrar. You agree that such cancellation or request for transfer will be your exclusive remedy if you do not with to abide by any changes to this Agreement or the Dispute Policy.

6.       Domain Name Registration Information and Its Use

a. As part of the registration process, you are required to provide certain information and to update promptly this information as needed to keep it current, complete and accurate. The information you are obligated to provide in connection with the domain name you are registering is the following:

1. Your name and postal address (or if different, that of the domain name holder);
2.       The domain name being registered;
3. The name, postal address, email address, voice telephone number, and where available, fax number of the administrative, technical, and billing contacts for the domain name;
4. The IP addresses of the primary name server and any secondary name servers for the domain name;
5.       The corresponding names of those name servers;

b. Additional Information Maintained About Your Registration. In addition to the information you provide, DomainPeople, Inc. maintains records relating to your domain name registration. These records may include:

1.       The original creation date of the registration
2. The submission date and time of the registration application to us and by us to the proper registry;
3. Communications (electronic or paper form) constituting registration orders, 4. modifications, or terminations and related correspondence between you and us;
4. Records of account of your domain name registration, including dates and amounts of all payments and refunds;
5.       The expiration date of the registration;
6. Information regarding all other activity between you and us regarding your domain name registration and related services.

c. Obligations Relating to Provided Data. In the event that, in registering the domain name, you are providing information about a third party, you hereby represent that you have (a) provided notice to that third party of the disclosure and use of that party's information as set forth in this Agreement, and (b) that you have obtained that third party's express consent to the disclosure and use of that party's information as set forth in this Agreement.

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You acknowledge that willfully providing inaccurate information or willfully failing to update information promptly will constitute a material breach of this Agreement and will be sufficient basis for cancellation of your domain name registration. You further agree that your failure to respond for over fifteen
(15) calendar days to inquiries by DomainPeople, Inc. concerning the accuracy of contact details associated with your registration shall constitute a material breach of this Agreement and will be sufficient basis for cancellation of your domain name registration.

d. Disclosure and Use of Registration Information. You agree and acknowledge that DomainPeople, Inc. will make available domain name registration information you provide or that DomainPeople, Inc. otherwise maintains to ICANN, to the registry administrator(s), and to other third parties as ICANN and applicable laws may require or permit. You further agree and acknowledge that DomainPeople, Inc. may make publicly available, or directly available to third party vendors, some, or all, of the domain name registration information you provide, for purposes of inspection (such as through our WHOIS service) or for targeted marketing and other purposes as required or permitted by ICANN and applicable laws.

Additionally, you acknowledge that ICANN may establish guidelines, limits and/or requirements that relate to the amount and type of information that DomainPeople, Inc. may or must make available to the public or to private entities, and the manner in which such information is made available.

You hereby consent to any and all such disclosures and sue of, and guidelines, limits and restrictions on disclosure or use of, information provided by you in connection with the registration of a domain name (including any updates to such information), whether during or after the term of your registration of the domain name. You hereby irrevocably waive any and all claims and causes of action you may have arising from such disclosure or use of your domain name registration information by DomainPeople, Inc.

You may access your domain name registration information in DomainPeople, Inc.'s possession to review, modify or update such information, by accessing the DomainPeople Account Management online forms, or similar service, made available at our Web site (http://www.domainpeople.com).

We will not process date about any identified or identifiable natural person that we obtain from you in a way incompatible with the purposes and other limitations which we describe in this Agreement. DomainPeople, Inc. will take reasonable precautions to protect the information it obtains from you from our loss, misuse, unauthorized access or disclosure, alteration or destruction of that information.

7.       Ownership of Data
You agree and acknowledge that DomainPeople, Inc. owns all database, compilation, collective and similar rights, title and interests worldwide in our domain name database, and all information and derivative works generated from the domain name database. You further agree and acknowledge that we own the following information for those registrations for which we are the registrar:
(a)      the original creation date of the registration,

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(b)      the expiration date of the registration,
(c) the name, postal address, e-mail address, voice telephone number, and where available fax number of the administrative contact, technical contact, and billing contact for the domain name registration,
(d) any remarks concerning the registered domain name that appear or should appear in the WHOIS or similar database, and
(e) any other information we generate or obtain in connection with the provision of domain name registration services, other than the domain name being registered, the IP addresses of the primary name server and any secondary name servers for the domain name, and the corresponding names of those name servers.
DomainPeople, Inc. does not have any ownership interest in your specific personal registration information outside of its rights in our domain name database.

8.       Agents and Licenses
You agree that, if you are registering a domain name for someone else, you represent that you have the authority to bind that person as a principal to all terms and conditions provided herein, including the Dispute Policy.

You agree that if you license the use of the domain name registered to you to a third party, you nonetheless remain the domain name holder of record, and remain responsible for all obligations under this Agreement, including but not limited to payment obligations, and providing (and updating, as necessary) both your own full contact information, and accurate administrative, technical, and billing contact information adequate to facilitate timely resolution of any problems that arise in connection with the domain name and domain name registration.

9.       Limitation of Liability
YOU AGREE THAT the Partner and DomainPeople, Inc. WILL NOT BE LIABLE TO YOU OR ANY OTHER PERSON FOR ANY LOSS THAT MAY OCCUR DUE TO (a) ANY LOSS OF REGISTRATION OF A DOMAIN NAME, (b) THE USE OF YOUR DOMAIN NAME, (c) ACCESS DELAYS OR ACCESS INTERRUPTIONS TO DomainPeople, Inc.'s REGISTRATION SYSTEM; (d) THE NON DELIVERY OR MISDELIVERY OF DATA BETWEEN YOU AND the Partner and DomainPeople, Inc.;
(e)EVENTS BEYOND the Partner and DomainPeople, Inc.'s REASONABLE CONTROL (f) THE PROCESSING OF THIS APPLICATION; (g) THE PROCESSING OF ANY MODIFICATION TO THE RECORD ASSOCIATED WITH YOUR DOMAIN NAME, (h) THE FAILURE OF YOU OR YOUR AGENT TO PAY ANY FEES HEREUNDER; (i) THE SUSPENSION OR CANCELLATION OF YOUR DOMAIN REGISTRATION BY the Partner and/or DomainPeople, Inc. OR (j) THE APPLICATION OF THE DISPUTE POLICY. FURTHER, the Partner and DomainPeople, Inc. WILL NOT BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OF ANY KIND (INCLUDING LOST PROFITS) REGARDLESS OF THE FORM OF ACTION WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), OR OTHERWISE, EVEN IF the Partner and DomainPeople, Inc. HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT SHALL DomainPeople, Inc.'s MAXIMUM LIABILITY EXCEED THE TOTAL AMOUNT PAID BY YOU OR YOUR AGENT TO DomainPeople, Inc. FOR INITIAL REGISTRATIO OF YOUR DOMAIN NAME.

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10.      Indemnity
You agree to defend, indemnify and hold harmless the Partner and DomainPeople, Inc. for any loss, damages or costs, including reasonable attorneys' fees, resulting from any third party claim, action, or demand related to the registration or use of the domain name registered in your name. This indemnification is in addition to any indemnification required under the Dispute Policy.

11.      Representations and Warranties
Your represent that, to the best of your knowledge and belief, neither the registration of the domain name nor the manner in which it is directly or indirectly used infringes the legal rights of a third party. You further represent and warrant that all information provided by you in connection with your domain name registration is accurate.

ALL DOMAIN NAME REGISTRATION SERVICES ARE PROVIDED TO YOU "AS IS" Except for DomainPeople's statement regarding DomainPeople's accreditation as an ICANN-approved domain name registrar in the introductory paragraph of this Agreement, THE PARTNER AND DOMAINPEOPLE, INC. MAKE NO REPRESENTATIONS OR WARRANTIES OF ANY KIND WHATSOEVER, EXPRESS OR IMPLIED, IN CONECTION WITH THIS AGREEMENT OR ITS DOMAIN NAME REGISTRATION SERVICES, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, UNLESS SUCH REPRESENTATIONS AND WARRANTIES ARE NOT LEGALLY EXCLUDABLE. WITHOUT ANY LIMITATION TO THE FOREGOING, THE PARTNER AND DOMAINPEOPLE, INC. MAKE NO REPRESENTAITONS OR WARRANTIES OF ANY KIND WHATSOEVER THAT REGISTRATION OR USE OF A DOMAIN NAME UNDER THIS AGREEMENT WILL IMMUNIZE YOU EITHER FROM CHALLENGES TO YOUR DOMAIN NAME REGISTRATION, OR FROM SUSPENSION, CANCELLATION OR TRANSFER OF THE DOMAIN NAME REGISTERED TO YOU.

12.      Breach and Revocation
DomainPeople, Inc. reserves the right to suspend, cancel, transfer or modify your domain name registration for reasons including but not limited to
(a) your material breach of this Agreement (including the Dispute Policy) and not during such breach within thirty (30) days of notice by DomainPeople, Inc.,
(b) your use of the domain name registered to you to send unsolicited commercial advertisements in contradiction to either applicable laws or customary acceptable usage policies of the Internet,
(c) your use of your domain name in connection with unlawful activity, or potentially unlawful activity, or
(d) grounds arise for such suspension, cancellation, transfer or other modification as provided for in this Agreement.

You further acknowledge and agree that your registration of a domain name is subject to suspension, cancellation or transfer by any ICANN procedure, by any registrar (including DomainPeople, Inc.) or registry administrator procedures approved by an ICANN-adopted policy (X) to correct mistakes by DomainPeople, Inc., another registrar or the registry administrator in administering the name or (Y) for the resolution of disputes concerning the domain name.

You also agree that DomainPeople, Inc. shall have the right in its sole discretion to suspend, cancel, transfer or otherwise modify a domain name registration upon seven (7) calendar days prior written notice, or at such time as DomainPeople, Inc. receives a properly authenticated order from a court of competent jurisdiction, or arbitration award, requiring the suspension, cancellation transfer or modification of the domain name registration.

13.      Governing Law/Severability
Any Agreement, arising from the business relationships between DomainPeople, Inc. and the ACCOUNT HOLDER, will be governed by and construed in accordance with the laws of the Province of British Columbia (Canada) and/or Canada, without reference to its conflicts of laws principles. ACCOUNT HOLDER agrees that any litigation or arbitration between the parties will take place in British Columbia (Canada), and consent to personal jurisdiction and venue in that Province. If any provision of that Agreement is found by a court of competent jurisdiction to be unenforceable for any reason, the remainder of that Agreement will continue in full force and effect.

14.      Notices
You agree that any notices required to be given under this Agreement by DomainPeople, Inc. to you will be deemed to have been given if delivered in accordance with the contact information you have provided.

15.      General
The Registration Agreement and the Dispute Policy, together with all modifications, constitute the complete and exclusive agreement between you (The Registrant) and DomainPeople, Inc., and between you (The Registrant) and THE PARTNER. The Registration Agreement supersedes and governs all prior proposals, agreements, or other communications. The Registration Agreement is not an agreement between DomainPeople, Inc. and THE PARTNER. Notwithstanding the foregoing, if there are any inconsistencies between this Agreement and the Partner Agreement, the Partner Agreement shall prevail.

Nothing contained in this Agreement shall be construed as creating any agency, partnership, or other form of joint enterprise between the parties. The failure of DomainPeople, Inc. to require your performance of any provision hereof shall not affect the full right to require such performance at any time thereafter; nor shall the waiver by DomainPeople, Inc. of a breach of any provision hereof be taken or held to be a waiver of the provision itself. In the event that any provision of this Agreement shall be unenforceable or invalid under any applicable law or be so held by applicable court decision, such unenforceability or invalidity shall not render this Agreement unenforceable or invalid as a whole. DomainPeople, Inc. will amend or replace such provision with one that is valid and enforceable and which achieves, to the extent possible, the original objectives and intent of DomainPeople, Inc. as reflected in the original provision. This Agreement may not be amended or modified by you except by means of a written document signed by both you and an authorized representative of DomainPeople, Inc.

Best regards,
DomainPeople, Inc., (http://www.domainpeople.com) and THE PARTNER
(http://www.thePartner)

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                                    Exhibit C

Domain Renewal Notice

Subject line of email notice to read:
Domain Renewal notice from THE PARTNER

Content of email notice to read:

This notice is to advise you that your domain name "x" is due for renewal in _____ weeks. THE PARTNER is please to provide you with renewal options at the following URL:

URL to be created
-----------------

FAILURE TO RENEW YOUR DOMAIN NAME will result in a cancellation of your domain name registration making your domain name available to be registered by any member of the public.

Thank you FROM THE PARTNER. We will advise you again of this notice in two weeks, if you have not yet renewed your domain or declined to renew your domain at the above URL.